Exhibit 99.1

LabStyle Innovations Corp.

9 Halamish Street

Caesarea Industrial Park

38900, Israel

SUPPLEMENT TO PROXY STATEMENT FOR

2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON TUESDAY, JUNE 10, 2014

NOTICE OF CHANGE OF DIRECTOR ELECTION PROPOSAL AND

CHANGE OF MEETING DATE

REVISED MEETING DATE: TUESDAY, JUNE 17, 2014

To Our Stockholders:

On or about May 19, 2014, you were mailed a Notice of Annual Meeting of Stockholders and accompanying Proxy Statement (the “Proxy Statement”) and proxy card for the 2014 Annual Meeting of Stockholders (the “Annual Meeting”) of LabStyle Innovations Corp. (the “Company”). The purpose of this supplement (“Proxy Supplement”) is:

•	to inform you that the Board of Directors (the “Board”) has approved an amendment to Proposal 1 for the Annual Meeting relating to the election of directors;

•	to inform you that the Board has approved a revision of the date of the Annual Meeting from Tuesday, June 10, 2014 to Tuesday, June 17, 2014; and

•	to provide you with revised proxy card reflecting the amended proposal and Annual Meeting date.

Amendment to Director Election Proposal

On May 27, 2014, Dr. David Weintraub resigned his position as a director of the Company for personal reasons. Dr. Weintraub was listed in the Proxy Statement as a nominee for election as a director of the Company at the Annual Meeting. As a result of Dr. Weintraub’s resignation, the Board voted to amend the director election proposal (“Proposal 1”) described in the Proxy Statement to read as follows:

1.	To elect Oren Fuerst, PhD., Erez Raphael, Malcolm Hoenlein, Dennis M. McGrath and Prof. Steven A. Kaplan (the “Director Nominees”) as directors to serve on the Board for a one-year term that expires at the 2015 Annual Meeting of Stockholders, or until their successors are elected and qualified or until their earlier resignation or removal.

No nominee for director has been placed before the Company’s stockholders by the Board or any other person for election at the Annual Meeting. The Board may appoint new directors in the future in accordance with the Company’s governing documents.

Revised Date for the Annual Meeting

The date for the Annual Meeting has been revised in order to afford stockholders additional time to consider revised Proposal 1 as described above as well as all other proposals for the Annual Meeting.

The Annual Meeting will now be held at 11:00 a.m. on Tuesday, June 17, 2014, at the same location, namely the law offices of Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, 11th Floor, New York, New York 10105.

Effect of this Proxy Supplement

Except as expressly set out in this Proxy Supplement, the Proxy Statement remains unchanged, continues to apply and should be considered (along with this Proxy Supplement and the revised proxy card) in casting your vote in connection with the Annual Meeting.

Except with respect to Proposal 1, this Proxy Supplement does not change the proposals to be acted upon at the Annual Meeting, which are described in the Proxy Statement.

Your vote is very important and the Board strongly encourages you to exercise your right to vote whether or not you plan to attend the Annual Meeting.

If you have already submitted your vote, this Proxy Supplement does not require that you vote again. In light of the revised Proposal 1, if you previously voted for the election of Dr. Weintraub and do not elect to change your vote, your vote for Dr. Weintraub will be discounted and will have no legal effect.

If you have previously submitted a proxy card or voting instructions and wish to vote again in light of the revised Proposal 1 or change your vote, please re-submit your vote in one of the following ways:

(1)           You may vote by mail. You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If we receive your proxy card prior to the Meeting and if you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and
•	according to the best judgment of the proxies if a proposal comes up for a vote at the Meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted in favor of all proposals taken up at the Annual Meeting.

(2)           You may vote in person at the Meeting. We will pass out written ballots to anyone who wants to vote at the Meeting. However, if you hold your shares in street name, you must bring to the Meeting a valid proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore the shares are not held in your individual name. We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

(3)           You may vote online. You may also have access to the materials for the Meeting by visiting the website: http://mydario.com/. You may also cast your vote by visiting www.proxyvote.com if you hold your shares in “street name,” or www.vstocktransfer.com/proxy if you are a registered stockholder.

Contact for Questions

If you have any questions concerning the Annual Meeting, please contact the undersigned at +(972)-(4) 770 4054.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Gadi Levin
Gadi Levin
Secretary, Treasurer and Chief Financial Officer
Caesarea, Israel

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

THE UNDERSIGNED HEREBY APPOINTS Oren Fuerst, PhD., EREZ RAPHAEL, Malcolm Hoenlein, Dennis M. McGrath AND PROF. STEVEN A. KAPLAN, AND EACH OF THEM, AS PROXIES OF THE UNDERSIGNED, WITH FULL POWER OF SUBSTITUTION, TO VOTE ALL THE SHARES OF COMMON STOCK OF LABSYLE, INC. HELD OF RECORD BY THE UNDERSIGNED ON MAY 7, 2014, AT THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON TUESDAY, JUNE 17, 2014, OR ANY ADJOURNMENT THEREOF.

1.           Election of Oren Fuerst, PhD., Erez Raphael, Malcolm Hoenlein, Dennis M. McGrath and Prof. Steven A. Kaplan, to hold office until the 2015 Annual Meeting of Stockholders or their successors are elected and qualified or until their earlier resignation or removal.

☐	FOR THE NOMINEES
☐	WITHHOLD AUTHORITY FOR THE NOMINEES
☐	FOR ALL EXCEPT (see instructions)

☐	Oren Fuerst, PhD
☐	Erez Raphael
☐	Prof. Steven A. Kaplan
☐	Dennis M. McGrath
☐	Malcolm Hoenlein

Instructions: to withhold authority for any individual nominee, mark “FOR ALL EXCEPT” and fill in the circle next to the nominee you wish to withhold for.

2.           To ratify the appointment by the Audit Committee of the Company’s Board of Directors of Kost Forer Gabbay & Kasierer as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.           To approve an amendment to Article FOURTH of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 45,000,000 shares to 80,000,000 shares:

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.           To approve an amendment to Article FOURTH of the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s Common Stock at a ratio of between one-for-two and one-for-five with such ratio to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion:

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.           To approve an amendment to the 2012 Equity Incentive Plan to increase the number of shares of Common Stock authorized for issuance under the Plan from 5,000,000 shares to 7,500,000 shares:

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.           In their discretion, upon the transaction of any other matters which may properly come before the meeting or any adjournment thereof.

☐ FOR	☐ AGAINST	☐ ABSTAIN

The shares represented by this proxy, when properly executed, will be voted as specified by the undersigned stockholder(s). If this card contains no specific voting instructions, the shares will be voted FOR each of the proposals described on this card.

Signature of Stockholder(s)

Date

Please sign exactly as the name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

VOTE BY INTERNET— if a registered holder by visiting www.vstocktransfer.com/proxy; if a beneficial holder by visiting www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.